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                                                         Exhibit 10(xc)
                                 AMENDMENT NO. 1
                                     TO THE

                       HAMILTON BEACH/PROCTOR-SILEX, INC.
                              UNFUNDED BENEFIT PLAN

               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1999)

     Hamilton Beach/Proctor-Silex, Inc. adopts this Amendment No. 1 to the Hamilton Beach/Proctor-Silex, Inc. Unfunded Benefit Plan (As Amended and Restated Effective January 1, 1999) (the "Plan"), effective on December 31, 1999. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.

                                    SECTION 1

     Section 5.1 of the Plan is hereby amended in its entirety to read as follows:

     "SECTION 5.1. Vesting. All Participants who are employed on or after December 31, 1999 shall be immediately 100% vested in their Excess Pension Benefit, Excess Profit Sharing Benefit and the amounts credited to their Excess 401(k) Sub-Account and Excess Matching Sub-Account hereunder."

                                              HAMILTON BEACH/PROCTOR-SILEX, INC.

                                       By:  /s/ A.G. Mason Dirickson
                                            ------------------------------------
Date:12/22/99                               Title:Vice President-Human Resources
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